SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K
                                 CURRENT REPORT



                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934



Date of Report (Date of earliest event reported)     July 31, 2002



                              Hibernia Corporation
             (Exact name of registrant as specified in its charter)




 Louisiana                     1-10294                          72-0724532
(State or other              (Commission                      (IRS Employer
jurisdiction of              File Number)                   Identification No.)
incorporation)



313 Carondelet Street, New Orleans, Louisiana      70130
(Address of principal executive offices)          (Zip Code)




Registrant's telephone number, including area code (504) 533-5333

Item 9.  Regulation FD Disclosure.

         Pursuant to Commission Order No. 4-460, the Principal Executive Officer and the Principal Financial Officer of Hibernia Corporation each sent to the Commission for delivery on July 31, 2002, statements under oath regarding facts and circumstances relating to certain of Hibernia Corporation's Exchange Act filings. Copies of the Statements are attached hereto as exhibits.


                                                    SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                    HIBERNIA CORPORATION
                                                    (Registrant)


Date: July 31, 2002                         By:  ________________________
                                                 Cathy E. Chessin
                                                 Senior Vice President,
                                                 Secretary and Corporate Counsel


                                  EXHIBIT INDEX

Exhibit No.                Description                                 Page No.

99.17                      Statement Under Oath of Principal              3
                           Executive Officer Regarding Facts
                           and Circumstances Relating to
                           Exchange Act Filings

99.18                      Statement Under Oath of Principal              4
                           Financial Officer Regarding Facts
                           and Circumstances Relating to
                           Exchange Act Filings

EXHIBIT 99.17

STATEMENT UNDER OATH OF PRINCIPAL EXECUTIVE OFFICER REGARDING FACTS AND CIRCUMSTANCES RELATING TO EXCHANGE ACT FILINGS

I, J. Herbert Boydstun, state and attest that:

(1) To the best of my knowledge, based upon a review of the covered reports of Hibernia Corporation, and, except as corrected or supplemented in a subsequent covered report:

o no covered report contained an untrue statement of a material fact as of the end of the period covered by such report (or in the case of a report on Form 8-K or definitive proxy materials, as of the date on which it was filed); and

o no covered report omitted to state a material fact necessary to make the statements in the covered report, in light of the circumstances under which they were made, not misleading as of the end of the period covered by such report (or in the case of a report on Form 8-K or definitive proxy materials, as of the date on which it was filed).

(2) I have reviewed the contents of this statement with the Company's Audit Committee.

(3) In this statement under oath, each of the following, if filed on or before the date of this statement, is a "covered report":

o Annual Report on Form 10-K for the fiscal year ended December 31, 2001 of Hibernia Corporation;

o all reports on Form 10-Q, all reports on Form 8-K and all definitive proxy materials of Hibernia Corporation filed with the Commission subsequent to the filing of the Form 10-K identified above; and

o                 any amendments to any of the foregoing.


                                                    /s/ J. Herbert Boydstun
                                                        J. Herbert Boydstun
                                                        July 30, 2002


Subscribed and sworn to before me this 30th day of July, 2002.

/s/ Cathy E. Chessin
Cathy E. Chessin, Notary Public
My Commission Expires: at death

EXHIBIT 99.18

STATEMENT UNDER OATH OF PRINCIPAL FINANCIAL OFFICER REGARDING FACTS AND CIRCUMSTANCES RELATING TO EXCHANGE ACT FILINGS

I, Marsha M. Gassan, state and attest that:

(1) To the best of my knowledge, based upon a review of the covered reports of Hibernia Corporation, and, except as corrected or supplemented in a subsequent covered report:

o no covered report contained an untrue statement of a material fact as of the end of the period covered by such report (or in the case of a report on Form 8-K or definitive proxy materials, as of the date on which it was filed); and

o no covered report omitted to state a material fact necessary to make the statements in the covered report, in light of the circumstances under which they were made, not misleading as of the end of the period covered by such report (or in the case of a report on Form 8-K or definitive proxy materials, as of the date on which it was filed).

(2) I have reviewed the contents of this statement with the Company's Audit Committee.

(3) In this statement under oath, each of the following, if filed on or before the date of this statement, is a "covered report":

o Annual Report on Form 10-K for the fiscal year ended December 31, 2001 of Hibernia Corporation;

o all reports on Form 10-Q, all reports on Form 8-K and all definitive proxy materials of Hibernia Corporation filed with the Commission subsequent to the filing of the Form 10-K identified above; and

o                 any amendments to any of the foregoing.


                                                          /s/ Marsha M. Gassan
                                                              Marsha M. Gassan
                                                              July 30, 2002

Subscribed and sworn to before me this 30th day of July, 2002.

/s/ Cathy E. Chessin
Cathy E. Chessin, Notary Public
My Commission Expires: at death